Exhibit 10.1

                              FIRST MODIFICATION TO
                           SECOND AMENDED AND RESTATED
                                 LOAN AGREEMENT


         This First Modification to Second Amended and Restated Loan Agreement (the "First Modification") is made and entered into effective December 15, 2004, by and among Natural Gas Services Group, Inc. ("Borrower") and Western National Bank ("Lender").

                                    RECITALS
                                    --------

         WHEREAS, Borrower, the guarantor parties thereto, and Lender entered into that certain Second Amended and Restated Loan Agreement dated November 3, 2003 (the "Loan Agreement"); and

         WHEREAS, pursuant to the Loan Agreement, Borrower executed and delivered to Lender that certain Advancing Line of Credit Promissory Note dated November 3, 2003, in the original principal amount of $10,000,000.00 (the "Note"), with an initial borrowing base of $7,000,000.00, and other terms and conditions as set out in the Loan Agreement; and

         WHEREAS, the guarantor parties to the Loan Agreement, Rotary Gas Systems, Inc., NGE Leasing, Inc., and Great Lakes Compression, Inc., which were Subsidiaries of Borrower, have now merged into Borrower; and

         WHEREAS,  Borrower  and Lender now desire to modify the Loan  Agreement
(a) to increase in the borrowing base of the Note, (b) to extend the period for Borrower to request advances under the Note, and to modify certain other related provisions of the Loan Agreement.

         NOW THEREFORE, in view of the foregoing and in consideration of the mutual covenants and agreements hereinafter contained, Borrower and Lender hereby agree as follows:


                                    ARTICLE 1
                         Modification of Loan Agreement
                         ------------------------------

         The Loan Agreement is hereby amended on the effective date of this amendment in the following respects:

1.       Paragraph 1.1 Defined Terms is amended in the following respects:

         "Advance Note" means the Advancing Line of Credit Promissory Note described in Section 2.1(b) hereof, as modified on even date herewith, and as the same may be further renewed, extended, increased or otherwise modified from time to time.

2. Paragraph 2.1(b) Advance Type Term Loans is amended in the following respects:

         "(b) Advance Type Term Loans. Contemporaneously with the execution and delivery hereof, the Borrower shall execute and deliver to the Lender the Modification Agreement in the form of Exhibit B hereto. Subject to and upon the terms and conditions of this Agreement and the Advance Note, the Borrower may, at any time and from time to time during the period commencing on the date of the Advance Note and ending at the close of business on December 14, 2005, request one or more Advances and borrow (without the ability to reborrow amounts paid under the Advance Note) under the Advance Note; provided, however, and notwithstanding the face amount of the Advance Note, without the prior written consent of Lender in its sole discretion the cumulative aggregate principal amount of all Advances under the Advance Note shall never exceed the lesser of (i) $10,000,000.00 or (ii) the amount available for Advance under the Advance Note and Revolving Line of Credit Promissory Note as determined in accordance with and set forth in line O in the Borrowing Base Report. The Advance Note shall mature as provided therein and shall bear interest on the unpaid principal amount thereof from time to time outstanding at the applicable interest rate per annum as provided in the Advance Note. Principal and interest on the Advance Note shall be payable in the manner and on the dates specified therein. The Advance Note, including the loans evidenced thereby, is a multiple advance term loan facility and shall not be construed as a revolving line of credit as reborrowings are not permitted."

3.       Paragraph 3.2 Conditions to Subsequent Advances,  subparagraphs (d) and
         (e) are amended in the following respects:

         "(d) After giving effect to the Advances under the Advance Note requested by Borrower to be made on any date, the cumulative aggregate principal amount of all Advances under the Advance Note shall not exceed $10,000,000.00.

         "(e) Each request for an Advance under the Advance Note shall have been received by Lender prior to December 14, 2005."

4. Exhibit D Borrowing Base Report, Line P, is amended to delete $7,000,000.00 and substitute therefor $10,000,000.00.


                                    ARTICLE 2
                                  Miscellaneous
                                  -------------

1. The provisions of this First Modification to Second Amended and Restated Loan Agreement shall be binding upon and shall inure to the benefit of the parties hereto and are incorporated by reference into the Loan Agreement as if set out verbatim therein.


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

2. The Loan Agreement, as amended herein, is hereby ratified, adopted and confirmed by Borrower. Each agreement, representation, warranty and covenant made by Borrower in the Loan Agreement is hereby ratified, adopted, and confirmed by Borrower on the date of execution hereof.

3. The effective date of this First Modification to Second Amended and Restated Loan Agreement shall be December 15, 2004, at which time the provisions of this First Modification to Second Amended and Restated Loan Agreement shall become operative and are incorporated into the Loan Agreement.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Executed on _____________, 2004, but effective as of December 15, 2004.



                                    BORROWER:

                                    Natural Gas Services Group, Inc.


                                    By:_________________________________________
                                       Wallace C. Sparkman, President


                                    LENDER:

                                    Western National Bank


                                    By:_________________________________________
                                       Scott A. Lovett, Executive Vice President




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